Loss Per Share	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Loss Per Share
31.
Loss per share

	Year ended December 31
	2025	2024
Weighted average shares outstanding (000s)
Basic and diluted (1)	258,054	264,196
Net earnings (loss) attributable to owners of the Company	(15,774)	(94,796)
Per share - basic and diluted	$(0.06)	$(0.36)
(1)
For the year ended December 31, 2025, there were 54.4 thousand equity classified warrants, 16.3 thousand simple warrants, 20.8 thousand performance warrants, 0.3 million stock options and 6.9 million RSUs that were excluded from the calculation as the impact was anti-dilutive (year ended December 31, 2024 – 118.4 thousand equity classified warrants, 50.0 thousand derivative warrants, 38.9 thousand simple warrants, 24.8 thousand performance warrants, 0.6 million stock options and 9.4 million RSUs).